Exhibit 10.2

SECOND AMENDMENT TO THE MASTER CONTRIBUTION AND SUPPORT AGREEMENT

This SECOND AMENDMENT TO THE MASTER CONTRIBUTION AND SUPPORT AGREEMENT (the “Second Amendment”) is entered into as of January 7, 2009 (the “Second Amendment Effective Date”), by and between SkyTerra Communications, Inc., a Delaware corporation (the "Company"), SkyTerra LP (formerly known as Mobile Satellite Ventures L.P.), a Delaware limited partnership, SkyTerra Subsidiary LLC (formerly known as Mobile Satellite Ventures Subsidiary LLC), a Delaware limited liability company, Harbinger Capital Partners Master Fund I, Ltd., an exempted company under the laws of the Cayman Islands, Harbinger Capital Partners Special Situations Fund, L.P., a Delaware limited partnership, Harbinger Capital Partners Fund I, L.P., a Delaware limited partnership, and Harbinger Co-Investment Fund, L.P., a Delaware limited partnership.  Harbinger Capital Partners Master Fund I, Ltd., Harbinger Capital Partners Special Situations Fund, L.P., Harbinger Capital Partners Fund I, L.P., and Harbinger Co-Investment Fund, L.P. are collectively referred to herein as "Harbinger".

Recitals

A.  WHEREAS, the Parties entered into that certain Master Contribution and Support Agreement dated as of July 24, 2008, as amended by the letter agreement dated August 22, 2008 (the “MSCA”); and

B.       WHEREAS, the Parties desire to amend certain provisions of the MCSA all on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.           Amendment of the MCSA.

The Parties hereby agree to amend the terms of the MCSA as provided below, effective as of the Second Amendment Effective Date.  To the extent that the MCSA is explicitly amended by this Second Amendment, the terms of this Second Amendment will control.  Where the MCSA is not explicitly amended, the terms of the MCSA will remain in full force and effect.  Capitalized terms used in this Second Amendment that are not otherwise defined herein shall have the same meanings ascribed to them in the MCSA.

2.           Amendments to Section 16.1

2.1         Clause (c) of Section 16.1 is hereby amended in its entirety to read as follows:

"commence any negotiations or enter into any binding commitments in connection with any action that is reasonably likely to (i) delay, prejudice, or increase the cost of, obtaining Debt Financing; (ii) prejudice the ability of Harbinger to procure the Equity Commitment Letter or delay its procurement in any way; or (iii) prejudice the ability of the Parties to complete the Offer, or delay completion of the Offer in any way, provided that the Company is expressly authorized, after giving prior written notice to Harbinger of each of such negotiations and discussions, to have negotiations and discussions with potential strategic partners so long as any agreement reached as a result of such discussions and negotiations is not binding on the Company or its Subsidiaries unless and until Harbinger gives its prior written consent to such agreement (which consent shall not be unreasonably withheld, conditioned or delayed)"

2.2           Clause (j) of Section 16.1 is hereby amended by deleting the reference to "$1,660,000,000" in the penultimate line thereof, and inserting "$1,680,000,000" in lieu thereof.

3.           Full Force and Effect.  This Second Amendment amends the terms of the MCSA and is deemed incorporated into, and governed by all other terms of, the MCSA.  Except as set forth in Section 2 hereof, the provisions of the MCSA, as amended by this Second Amendment, remain in full force and effect.

4.           Further Actions.  Each Party shall execute, acknowledge and deliver such further instruments, and do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Second Amendment.

5.           Counterparts.  This Second Amendment may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation, which may result from the electronic transmission, storage and printing of copies of this Second Amendment from separate computers or printers.  Facsimile signatures shall be treated as original signatures.

Signature Page Follows

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be executed by their duly authorized representatives as of the Second Amendment Effective Date.

SKYTERRA COMMUNICATIONS, INC.		SKYTERRA LP

By:	/s/ Randy Segal	By:	/s/ Randy Segal

Name:	Randy Segal	Name:	Randy Segal

Title:	SVP, GC & Secretary	Title:	SVP, GC & Secretary

SKYTERRA SUBSIDIARY LLC		HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.

By:	/s/ Randy Segal	By: Harbinger Capital Partners Offshore

Name:	Randy Segal	Manager, LLC, as investment manager

Title:	SVP, GC & Secretary	By:	/s/ Philip Falcone

		Name:	Philip Falcone

Title:

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.		HARBINGER CAPITAL PARTNERS FUND I, L.P.

By: Harbinger Capital Partners Special		By: Harbinger Capital Partners GP, LLC,

Situations Fund GP, LLC as general partner		as general partner

By:	/s/ Philip Falcone	By:	/s/ Philip Falcone

Name:	Philip Falcone	Name:	Philip Falcone

Title:		Title:

HARBINGER CO-INVESTMENT
FUND, L.P.

By: Harbinger Co-Investment GP, LLC, as general partner
By: HMC – New York, Inc., as managing member

By:	/s/ Philip Falcone

Name:	Philip Falcone

Title: